Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2025	2024

Office and electronic equipment	$117,411	$289,764
Vehicle	495,492	484,491
Office building	8,362,432	8,176,766
Office building improvement	864,897	845,694
Less: accumulated depreciation	(1,326,557)	(1,148,783)
Total	$8,513,675	$8,647,932